Exhibit 99.2 FIRST QUARTER INVESTOR CALL PRESENTATION 2019

FORWARD LOOKING STATEMENTS This presentation and the oral statements made by representatives of the Company during the course of this presentation that are not historical facts are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “outlook,” “strategy,” “positioned,” “intends,” “plans,” “believes,” “projects,” “estimates” and similar expressions, as well as statements in the future tense. Although the Company believes that the assumptions underlying these statements are reasonable, individuals considering such statements for any purpose are cautioned that such forward-looking statements are inherently uncertain and necessarily involve risks that may affect the Company’s business prospects and performance, causing actual results to differ from those discussed during the presentation, and any such difference may be material. Factors that could cause actual results to differ from those anticipated are discussed in the Company’s annual and quarterly reports filed with the SEC. Any forward-looking statements made are subject to risks and uncertainties, many of which are beyond management’s control. These risks include the risks described in the Company’s filings with the SEC. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Company’s actual results and plans could differ materially from those expressed in any forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. These forward-looking statements are made only as of the date hereof. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events. The Company presents Pre-tax Income Attributable to Green Brick, Pre-tax Income Attributable to Green Brick as a Percentage of Total Revenues, Pre-tax Income as a Percentage of Average Invested Capital (annualized), EBITDA, Net Income Return on Average Equity (annualized), and Adjusted Homebuilding Gross Margin. The Company believes these and similar measures are useful to management and investors in evaluating its operating performance and financing structure. The Company also believes these measures facilitate the comparison of their operating performance and financing structure with other companies in the industry. Because these measures are not calculated in accordance with Generally Accepted Accounting Principles (“GAAP”), they may not be comparable to other similarly titled measures of other companies and should not be considered in isolation or as a substitute for, or superior to, financial measures prepared in accordance with GAAP. Beginning in the first quarter of 2019, the Company reclassified its sales commission expenses from cost of residential units to selling, general and administrative expense in the consolidated statements of income. There was no impact to net income from the reclassification in any period. 2

MANAGEMENT PRESENTERS Jim Brickman Rick Costello Jed Dolson Summer Loveland Chief Executive Officer Chief Financial Officer President of Texas Region Chief Accounting Officer • Over 40 years in real estate • Over 26 years of financial and • Over 15 years of land development • Over 25 years of experience in the development and homebuilding. operating experience in all aspects and property acquisition. accounting and financial reporting of real estate management. services industry. • Co-founded JBGL with Greenlight • Head of GRBK land acquisitions Capital in 2008. JBGL was merged • Previously served as CFO and COO since 2010. • Previously served as Chief Financial into Green Brick in 2014. of GL Homes, as AVP of finance of Officer of the Dallas Police and Fire Paragon Group and as an auditor • Masters Degree in Engineering, Pension System. • Previously served as Chairman and for KPMG. Stanford University, and Registered CEO of Princeton Homes and Engineer, State of Texas. • CPA licensed in the states of Texas Princeton Realty Corp. • M.B.A from Northwestern University’s and California. Kellogg School. BUILDING COMMUNITIES | DEVELOPING DREAMS 3

GREEN BRICK IS A DIVERSIFIED BUILDER WITH 8 BRANDS IN 4 MAJOR MARKETS Team Builders Market Products Offered Price Range Structure Townhomes $320k - $880k Atlanta, GA Single Family Consolidated(1) $340k - $840k Condominiums Financial Services Townhomes $240k - $430k Consolidated(1) / Dallas, TX Single Family $320k - $620k Townhomes Consolidated(1) Dallas, TX $350k - $800k 49% ownership Single Family Consolidated(1) Dallas, TX Luxury Homes $550k - $750k 100% ownership Single Family Consolidated(2) Vero Beach, FL $200k - $675k Patio Homes Colorado Springs, Townhomes $250k - $600k Equity Interest(3) CO Single Family Consolidated(4) Dallas, TX Single Family $210k - $500k (1) GRBK receives lot sale profits and lending profits before non-controlling interests participate in profits (2) 80% ownership (3) 49.9% ownership with contractual pathway to control (4) 100% ownership BUILDING COMMUNITIES | DEVELOPING DREAMS 4

MARKET UPDATE National Economic Overview Top Job Growth Markets Ranked by Change in Employment, TTM Feb 2019 Rank MSA Employment Growth Growth % 1 New York-Newark-Jersey City, NY-NJ-PA 9,778,800 107,800 1.1% 2 Dallas-Fort Worth-Arlington, TX 3,730,600 102,500 2.8% 3 Houston-The Woodlands-Sugar Land, TX 3,120,300 72,600 2.4% 4 Atlanta-Sandy Springs-Roswell, GA 2,809,500 66,500 2.4% 5 Phoenix-Mesa-Scottsdale, AZ 2,157,800 64,600 3.1% 6 Chicago-Naperville-Elgin, IL-IN-WI 4,699,600 63,000 1.4% 7 San Francisco-Oakland-Hayward, CA 2,462,700 56,300 2.3% 8 Miami-Fort Lauderdale-West Palm Beach, FL 2,725,100 53,000 2.0% 9 Orlando-Kissimmee-Sanford, FL 1,329,700 49,800 3.9% 10 Los Angeles-Long Beach-Anaheim, CA 6,171,100 42,900 0.7% 11 Seattle-Tacoma-Bellevue, WA 2,047,300 36,000 1.8% 12 Philadelphia-Camden-Wilmington, PA-NJ-DE-MD 2,931,100 31,100 1.1% 13 Nashville-Davidson-Murfreesboro-Franklin, TN 1,024,200 29,800 3.0% 14 Sacramento-Roseville-Arden-Arcade, CA 1,011,900 27,800 2.8% 15 Las Vegas-Henderson-Paradise, NV 1,016,800 26,800 2.7% Source: Metrostudy - MetroUSA BUILDING COMMUNITIES | DEVELOPING DREAMS 5

MARKET UPDATE We are 2% to 3% of the starts in two of the largest housing markets in the U.S., giving us significant opportunity for growth National Housing Market Annual Starts by Market – March 2019 40,000 35,000 34,523 30,000 30,206 28,082 25,000 24,145 24,423 20,000 20,039 18,066 15,000 15,793 16,674 12,917 10,000 5,000 Denver/ Salt Lake Northern Southern Colorado Phoenix/ Central Dallas /Ft. City California Austin California Springs* Tucson Atlanta Florida Houston Worth 0 Source: Metrostudy – MetroUSA *GRBK has also entered the Colorado Springs market through our investment in Challenger Homes. BUILDING COMMUNITIES | DEVELOPING DREAMS 6

LAND POSITION Land is well positioned in attractive submarkets Atlanta Metro Area Dallas Metro Area Submarket Grades GRBK Locations Most desirable Desirable area Median desirability More affordable Most affordable Land position highlights 79 39* Active communities Communities as of 3.31.19 under development *Includes 23 communities under active development and 16 communities in the engineering phase (i.e. pre-development) Source: John Burns Real Estate Consulting (Regional Analysis and Forecast Published May 2018) Note: GRBK Locations are approximately to scale BUILDING COMMUNITIES | DEVELOPING DREAMS 7

SUSTAINED GROWTH THROUGH PRUDENT LAND DEVELOPMENT We have the strong balance sheet and operational excellence for continued growth Annual Revenue and Lot Growth for Green Brick Partners and Predecessor* March 2019 Annual Revenue and Lot Growth for Green Brick Partners and Predecessor 700,000 9000 8000 600,000 7000 500,000 6000 6,186 400,000 6,235 5000 Lots 4,495 4000 Dollars ($) 300,000 4,235 3,650 3000 200,000 3,316 2000 100,000 2,308 1000 1,724 1,843 840 1,084 954 - 0 2011 2012 2013 2014 2015 2016 2017 2018 LTM 2019 Lots Controlled Lots Owned Total Revenue * Information illustrated here prior to Oct 27, 2014 was from JBGL Builder Finance, LLC and its consolidated subsidiaries and affiliated companies as the predecessor to Green Brick Partners, Inc. BUILDING COMMUNITIES | DEVELOPING DREAMS 8

GROWTH DRIVERS Green Brick continues to demonstrate industry-leading growth with industry-low financial leverage Total Revenue ($ in Millions) Backlog ($ in Millions) Lots Owned and Controlled $700 $350 9000 $600 $300 8000 $663.1 $307.5 7000 $500 $250 8,494 6000 $400 $200 5000 $300 $150 4000 3000 $200 $100 +16% YOY +36% YOY +56% YOY +36% YOY 2000 +27% YOY +34% YOY $100 $50 1000 $0 $0 0 LTM 3.31.17 LTM 3.31.18 LTM 3.31.19 3/31/2017 3/31/2018 3/31/2019 3/31/2017 3/31/2018 3/31/2019 Average Selling Communities Units Started LTM Units Under Construction 90 2000 1400 75 1,524 1200 78 1500 1000 1,170 60 1,644 800 45 1000 600 30 400 +8% YOY +42% YOY 500 +18% YOY +41% YOY +22% YOY +54% YOY 15 200 0 0 0 3/31/2017 3/31/2018 3/31/2019 LTM 3/31/2017 LTM 3/31/2018 LTM 3/31/2019 3/31/2017 3/31/2018 3/31/2019 BUILDING COMMUNITIES | DEVELOPING DREAMS 9

GREEN BRICK IS A DIVERSIFIED BUILDER Home Closings Revenue Growth Revenue in Millions, ASP in Thousands Townhomes, Condominium, Single-Family Total $257.0 $353.0 $610.0 and Attached Homes $300 $400 $700 $229.0 $462.6 $240.0 $350 $233.6 $600 $391.9 $250 $151.9 $300 $500 $200 $250 $400 $150 $200 $300 + + +51% YOY +12% YOY $150 - 3% YOY +51% YOY 18% YOY 32% YOY $100 $200 $100 $50 $100 $50 $0 $0 $0 LTM 1Q17 (39% of total) LTM 1Q18 (50% of total) LTM 1Q19 (42% of total) LTM 1Q17 (61% of total) LTM 1Q18 (50% of total) LTM 1Q19 (58% of total) LTM 1Q17 (ASP $431.6) LTM 1Q18 (ASP $448.7) LTM 1Q19 (ASP $439.2) BUILDING COMMUNITIES | DEVELOPING DREAMS 10

GREEN BRICK IS A DIVERSIFIED BUILDER Recent Developments • Purchase of GHO Homes in April 2018 • Entry into age-targeted segment • Entry into state of Florida $353.0 $610.0 • Building single-family and attached patio homes • 13% of LTM 3.31.19 revenues with 11 months of operations $462.6 • Introduction of Trophy Signature Homes in September 2018 $240.0 $233.6 $391.9 • Entry-level and move-up value builder in Dallas, Texas • First closings expected in second half of 2019 • 32% home closings revenue growth in LTM 1Q19 over LTM 1Q18 • 51% growth+51% in single YOY-family,+12% YOY 12% growth in townhome - 3% YOY +51% YOY +18% YOY +32% YOY • Growth by state: 19% TX, 10% GA • FL represents 13% of closings in LTM 1Q19 • 2-year revenue growth of 56% while ASP grew only 1.8% in total over 2 years BUILDING COMMUNITIES | DEVELOPING DREAMS 11

HOMEBUYER CUSTOMER DIVERSIFICATION We manage risk by diversifying our homebuyer customer mix Homebuyer Customer Mix Percent of GRBK Revenues (y-axis) and YOY Increase in Segment Revenue Suburban Townhouse Second Time Plus Move-Up First Time Move-Up 50% 50% 25% 40% 40% 20% 30% 30% 15% 20% 20% 10% + - + +46% YOY 11% YOY +13% YOY +16% YOY 33% YOY 56% YOY 10% 10% 5% 0% 0% 0% LTM 3.31.17 LTM 3.31.18 LTM 3.31.19 LTM 3.31.17 LTM 3.31.18 LTM 3.31.19 LTM 3.31.17 LTM 3.31.18 LTM 3.31.19 Age-Targeted Urban * 16% LTM 3.31.19 Breakdown 3% Revenue Percent ASP 12% Suburban $238.3 39% $367.1 Townhome 2018 2% 8% Entry into 2nd move up $189.9 31% $632.9 age-targeted market 1% + + st 4% 208% YOY 31% YOY 1 move up $83.6 14% $444.7 Age-targeted $79.5 13% $375.1 0% 0% Urban $18.8 3% $469.4 LTM 3.31.17 LTM 3.31.18 LTM 3.31.19 LTM 3.31.17 LTM 3.31.18 LTM 3.31.19 $610.0 $439.2 * Revenue in Millions, ASP in Thousands BUILDING COMMUNITIES | DEVELOPING DREAMS 12

FINANCIAL HIGHLIGHTS

(Unaudited)

	Q1 2018	Q1 2019	Qtr over Qtr Increase	
New Homes Delivered	267	368	37.8%	
Net New Home Orders	434	444	2.3%	20.6% more home orders in Q1 2019 than Q1 2019 deliveries
Residential Units Revenue	$121,264	$161,588	33.3%	
Total Revenues	$129,163	$168,628	30.6%	
Backlog	$226,516	$307,548	35.8%	driver for growth for 2019
Average Selling Communities	55	78	41.8%	driver for growth for 2019
Net Debt to Capital	20.3%	27.5%		
Total Lots Owned and Controlled	6,318	8,494	34.4%	driver for growth for 2019
Units Under Construction	760	1,170	53.9%	driver for growth for 2019
Last 12 Months Construction Starts	1,166	1,644	41.0%	driver for growth for 2019
Homebuilding Gross Margin	25.9%	20.8%	-5.1%	
Adjusted Homebuilding Gross Margin	26.6%	21.5%	-5.1%	
Net income attributable to Noncontrolling Interests as % of Residential Units Revenue	-1.7%	0.7%	2.4%	decline in NCI is almost half of gross margin decline
Pre-tax Income Attributable to Green Brick	$14,575	$16,433	12.7%	
Pre-Tax Income as % of Total Revenues, annualized	11.3%	9.7%		12.31.18 median small cap 6.2% / median mid-cap 8.1%
Pre-Tax Income Return on Invested Capital, annualized	10.6%	9.7%		12.31.18 median small cap 7.3% / median mid-cap 9.2%
EBITDA	$15,858	$18,461	16.4%	
Basic EPS	$0.22	$0.25	13.6%	
Net Income Attributable to Green Brick Partners	$11,203	$12,605	12.5%	
Net Income Return on Average Equity, annualized	10.6%	10.6%		12.31.18 median small cap 11.6% / median mid-cap 11.2%

BUILDING COMMUNITIES | DEVELOPING DREAMS

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PRE-TAX RESULTS EXCEED PEER SMALL-CAP AND MID-CAP BUILDERS Green Brick achieves a return on equity that exceeds our peers who are much more highly leveraged Green Brick KPI's vs Peer Median by Market Capitalization, Last Twelve Months 1 2 15.0% GRBK Median Small Cap Median Mid Cap 11.7% 11.6% 11.2% 10.0% 10.5% 10.0% 9.2% 8.1% 7.3% 6.2% 5.0% 0.0% Pretax Income % of Total Revenues Pre-Tax Income % of Average Invested Capital Net Income Return on Average Equity Source: Company data. (1) Small Cap peers include BZH, CCS, MHO, and WLH; data for peers is through 12.31.19 (2) Mid Cap peers include MDC, KBH, MTH, and TMHC; data for peers is through 12.31.19 BUILDING COMMUNITIES | DEVELOPING DREAMS 14

BALANCE SHEET STRENGTH Unlike most peers, our conservative financial leverage allows us to continue high margin growth. • GRBK Net Debt* to Capital is 27.5% as of March 31, 2019 versus an average 39% for covered public builders (Peer data as of 12.31.18) Net Debt* to Total Capital Q1 2019 61.9% 55.9% 52.0% 43.0% 41.9% 41.6% 36.7% 33.2% 33.1% 28.5% 27.5% 27.2% 18.5% BZH WLH CCS MHO TMHC KBH MTH TOL LEN PHM GRBK MDC DHI Source: Public filings of each peer company * ”Net Debt” equals total debt minus cash. BUILDING COMMUNITIES | DEVELOPING DREAMS 15

DRIVERS FOR INCREASE IN RETURN ON EQUITY With significant growth drivers in place, Green Brick can enhance future returns on equity through: • Modest increase in debt to capital from 30% to target range of 30%- 35% • Scale our SG&A leverage by controlling corporate overhead growth while our Team Builders experience top-line growth • Expand the breadth of our existing financial services platforms • Increase operating efficiencies at the Team Builder level BUILDING COMMUNITIES | DEVELOPING DREAMS 16

APPENDIX BUILDING COMMUNITIES | DEVELOPING DREAMS 17

NON GAAP RECONCILIATION Adjusted Homebuilding Gross Margin Reconciliation 3 Months Ended 3 Months Ended 12 Months Ended 12 Months Ended 12 Months Ended (Unaudited, in thousands) Mar 31, 2019 Mar 31, 2018 Mar 31, 2019 Mar 31, 2018 Mar 31, 2017 Residential units revenue $161,588 $121,264 $619,218 $465,990 $402,390 Less: Mechanic’s lien contracts revenue (2,355) (898) (9,174) (3,376) (10,456) Home closings revenue $159,233 $120,366 $610,044 $462,614 $391,933 Homebuilding gross margin $33,150 $31,223 Add back: Capitalized Interest charged to cost of revenues 1,007 759 Adjusted homebuilding gross margin $34,157 $31,982 Adjusted gross margin percentage 21.5% 26.6% BUILDING COMMUNITIES | DEVELOPING DREAMS 18

NON GAAP RECONCILIATION GRBK Pre-tax Income as a Percentage of Total Revenues and GRBK Pre-tax Income to Average Invested Capital 3 Months Ended 3 Months Ended 12 Months Ended (Unaudited, in thousands) Mar 31, 2019 Mar 31, 2018 Mar 31, 2019 Net income attributable to Green Brick $12,605 $11,203 $53,025 Income tax expense 3,828 3,372 13,368 Pre-tax income attributable to Green Brick $16,433 $14,575 $66,393 Total revenues $168,628 $129,163 $663,112 Pre-tax income attributable to Green Brick as a % of 9.7% 11.3% 10.0% Total Revenues Beginning Total Green Brick stockholders’ equity 468,351 416,347 428,386 Ending Total Green Brick stockholders’ equity 480,869 428,386 480,869 Average Total Green Brick stockholders’ equity 474,610 422,367 454,628 Beginning Debt 200,386 115,699 143,666 Ending Debt 206,522 143,666 206,522 Average Debt 203,454 129,683 175,094 Pre-tax income attributable to Green Brick $16,433 $14,575 $66,393 Divided by: Average Invested Capital 678,064 552,050 629,722 Multiplied by: Annualization Factor x4 X4 X1 Pre-tax income as a % of average invested capital, annualized 9.7% 10.6% 10.5% BUILDING COMMUNITIES | DEVELOPING DREAMS 19

NON GAAP RECONCILIATION EBITDA 3 Months Ended 3 Months Ended (Unaudited, in thousands) Mar 31, 2019 Mar 31, 2018 Pre-tax income attributable to Green Brick $16,433 $14,575 Add back: Capitalized interest charged to cost of revenues $1,140 $881 Add back: Depreciation and amortization expense $888 $402 EBITDA $18,461 $15,858 BUILDING COMMUNITIES | DEVELOPING DREAMS 20

NON GAAP RECONCILIATION Net Income Return on Average Equity 3 Months Ended 3 Months Ended 12 Months Ended (Unaudited, in thousands) Mar 31, 2019 Mar 31, 2018 Mar 31, 2019 Net income attributable to Green Brick $12,605 $11,203 $53,025 Beginning Total Green Brick stockholders’ equity 468,351 416,347 428,386 Ending Total Green Brick stockholders’ equity 480,869 428,386 480,869 Average Total Green Brick stockholders’ equity 474,610 422,367 454,628 Net income attributable to Green Brick $12,605 $11,203 $53,025 Divided by: Average Total Green Brick stockholders’ equity 474,610 422,367 454,628 Multiplied by: Annualization Factor x4 x4 x1 Net income Return on Average Equity, annualized 10.6% 10.6% 11.7% BUILDING COMMUNITIES | DEVELOPING DREAMS 21

FIRST QUARTER INVESTOR CALL PRESENTATION 2019 2805 Dallas Parkway, Suite 400 Plano, Texas 75093 | www.greenbrickpartners.com22